EXHIBIT 10.9

                                                                  CONFORMED COPY


                                        REAFFIRMATION  AGREEMENT,  dated  as  of
                                        March  19,  1997  (as the  same may from
                                        time to time be amended, supplemented or
                                        otherwise  modified,  this "Agreement"),
                                        among   UCAR   INTERNATIONAL   INC.,   a
                                        Delaware  corporation   ("UCAR"),   UCAR
                                        GLOBAL   ENTERPRISES  INC.,  a  Delaware
                                        corporation   (the   "Borrower"),   each
                                        Subsidiary   Guarantor   listed  on  the
                                        signature  pages below (the  "Subsidiary
                                        Guarantors"),   each  other   Subsidiary
                                        party      hereto     (the      "Foreign
                                        Subsidiaries",   and  collectively  with
                                        UCAR,  the Borrower  and the  Subsidiary
                                        Guarantors,  the "Reaffirming  Parties")
                                        and   THE   CHASE   MANHATTAN   BANK  as
                                        Administrative   Agent  and   Collateral
                                        Agent (in such capacities, "Chase") for the benefit of the Lenders and the Fronting Banks (each as defined in the Amended and Restated Credit Agreement referred to below),


          WHEREAS UCAR, the Borrower, each of the Lenders, each of the Fronting Banks and Chase have entered into the Effectiveness Agreement, dated as of the date hereof (the "Effectiveness Agreement");

          WHEREAS each of UCAR, the Borrower and certain of the Subsidiary Guarantors and Foreign Subsidiaries is party to each pledge agreement to which it is shown on Schedule A to be a party (collectively, the "Pledge Agreement"), UCAR and the Borrower are party to the Parent Guarantee Agreement (such term and each other capitalized term used but not defined herein having the meaning assigned in the Effectiveness Agreement or the Amended and Restated Credit Agreement referred to therein) and to a parent guarantee agreement in respect of each Local Facility Credit Agreement (the "Local Parent Guarantees"), the Subsidiary Guarantors are party to the Subsidiary Guarantee Agreement, certain of the Foreign Subsidiaries are parties to the Guarantees in respect of certain Obligations (the "Foreign Guarantees") and the Borrower and the Subsidiary Guarantors are party to the Indemnity, Subrogation and Contribution Agreement (the Pledge Agreement, the Parent Guarantee Agreement, the Local Parent Guarantees, the Subsidiary Guarantee Agreement, the Foreign Guarantees and the Indemnity, Subrogation and Contribution Agreement herein together referred to as the "Collateral Documents").

          WHEREAS each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Borrower entering into the


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Effectiveness  Agreement  and as a result of the  Amended  and  Restated  Credit
Agreement becoming effective; and

          WHEREAS the execution and delivery of this Agreement is a condition precedent to the effectiveness of the Amended and Restated Credit Agreement and to the availability of credit under the Amended and Restated Credit Agreement under Section 7(f) of the Effectiveness Agreement;

          NOW, THEREFORE, in consideration of the foregoing, to induce Chase, each Lender and each Fronting Bank to enter into the Effectiveness Agreement and the Amended and Restated Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                     REAFFIRMATION/AMENDMENT AND RESTATEMENT
                     ---------------------------------------

          SECTION 1.01. REAFFIRMATION. Each of the Reaffirming Parties hereby consents to the Effectiveness Agreement and the Amended and Restated Credit Agreement and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, and agrees that notwithstanding the effectiveness of the Amended and Restated Credit Agreement such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Amended and Restated Credit Agreement.

          SECTION 1.02. AMENDMENT AND RESTATEMENT. On and after the effectiveness of the Amended and Restated Credit Agreement, (i) each reference in each Collateral Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Amended and Restated Credit Agreement (as such agreement may be amended, modified or supplemented and in effect from time to time), (ii) the definition of any term defined in any Collateral Document by reference to the terms defined in the Credit Agreement shall be amended to be defined by reference to the defined term in the Amended and Restated Credit Agreement, as the same may be amended, modified or supplemented and in effect from time to time and (iii) Schedule I to the Pledge Agreement is hereby amended as set forth on the Attachment hereto.



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

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          Each  Reaffirming   Party  hereby   represents  and  warrants,   which
representations and warranties shall survive execution and delivery of this Agreement, as follows:

          SECTION 2.01. ORGANIZATION. Such Reaffirming Party is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation.

          SECTION 2.02. AUTHORITY; ENFORCEABILITY. Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

          SECTION 2.03. LOAN DOCUMENTS. The representations and warranties of such Reaffirming Party contained in each Loan Document are true and correct in all material respects on and as of the Effectiveness Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.


                                   ARTICLE III

                                  MISCELLANEOUS
                                  -------------

          SECTION 3.01. INDEMNITY. Each Reaffirming Party agrees to indemnify Chase, each Fronting Bank, each Lender and each of their respective directors, trustees, officers, employees and agents (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs or expenses or disbursements (including reasonable attorneys' fees and expenses) of whatsoever kind or nature which may be imposed on, asserted against or incurred by any of the Indemnitees arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the transactions contemplated hereby and thereby, or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are



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determined  by a court of  competent  jurisdiction  by final  and  nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee (treating, for this purpose only, Chase, any Fronting Bank or any Lender and its directors, trustees, officers and employees as a single Indemnitee). The obligations of such Reaffirming Party under this Section shall be secured hereby and shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Collateral Document, or any investigation made by or on behalf of Chase, any Fronting Bank or any Lender. All amounts due under this Section 3.01 shall be payable on written demand therefor.

          SECTION 3.02. SETOFF, ETC. In addition to, and without limitation of, any rights of Chase, the Lenders and the Fronting Banks under applicable law, if an Event of Default shall have occurred and be continuing, Chase, each Lender and each Fronting Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final (including all account balances, whether provisional or final and whether or not collected or available)) at any time held and other indebtedness at any time owing by such Lender or such Fronting Bank to or for the credit or the account of any Reaffirming Party against any of and all the obligations of any Reaffirming Party now or hereafter existing under this Agreement or any other Loan Document held by Chase, such Lender or Fronting Bank (except that no asset of any Foreign Subsidiary may be set off and applied against any obligation of any Reaffirming Party that is a U.S. person), irrespective of whether or not Chase, such Lender or such Fronting Bank shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of Chase, each Lender and each Fronting Bank under this Section 3.02 are in addition to other rights and remedies (including other rights of setoff) which Chase, such Lender or such Fronting Bank may have.

          SECTION 3.03. NOTICES. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in
Article IX of the Amended and Restated Credit Agreement; provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the Borrower under the Amended and Restated Credit Agreement.

          SECTION 3.04. LIMITATION OF LIABILITY. No claim may be made by any Reaffirming Party or any other person against Chase, any Lender and any Fronting Bank or the Affiliates, directors, trustees, officers, employees, attorneys or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by the Effectiveness Agreement, the Amended and Restated Credit Agreement, the Credit Agreement or this Agreement, or any act, omission or event occurring in connection therewith; and each Reaffirming Party hereby waives, releases and agrees not to


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


sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor and each Reaffirming Party agrees to notify Chase, any Lender and any Fronting Bank, as applicable, of any such claim promptly upon learning of any such claim.

          SECTION 3.05. LIABILITY OF CHASE, ANY LENDER AND ANY FRONTING BANK, ETC. If any claim is ever made upon Chase, any Lender and any Fronting Bank for repayment or recovery of any amount or amounts received in payment or on account of any of the Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower or any other obligor in respect of any Obligation), then and in such event each Reaffirming Party agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof or the cancellation of any Loan Document or other instrument evidencing any liability of the Borrower or any other obligor in respect of any Obligation, and such Reaffirming Party shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

          SECTION 3.06. CHOICE OF LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH REAFFIRMING PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY LENDER OR FRONTING BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY REAFFIRMING PARTY OR THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.


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

          SECTION 3.07. EXPENSES. Each Reaffirming Party agrees to pay all reasonable costs, fees and expenses (including reasonable attorneys' fees and time charges of attorneys for Chase, any Lender and any Fronting Bank, which attorneys may be employees of Chase, any Lender and any Fronting Bank) incurred by Chase, any Lender and any Fronting Bank in collecting or enforcing any Reaffirming Party's obligations under this Agreement (except that no Foreign Subsidiary shall be obligated to pay any amount owed by any Reaffirming Party that is a U.S. person).

          SECTION 3.08. LOAN DOCUMENT. This Agreement is a Loan Document executed pursuant to the Amended and Restated Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

          SECTION  3.09.  SECTION  CAPTIONS.   Section  captions  used  in  this
Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          SECTION 3.10. SEVERABILITY. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          SECTION 3.11. WAIVER OF JURY TRIAL. EACH OF THE REAFFIRMING PARTIES AND CHASE BY ITS ACCEPTANCE HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS
AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR CHASE, ANY LENDER AND ANY FRONTING BANK TO ENTER INTO THE EFFECTIVENESS AGREEMENT AND THE AMENDED AND RESTATED CREDIT AGREEMENT.

          Section 3.12. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

          Section 3.13. AMENDMENT. This Agreement may be waived, modified or amended only be a written agreement executed by each of the parties hereto.



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

          Section 3.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

          Section 3.15. NO NOVATION. Neither this Agreement nor the execution, delivery or effectiveness of the Amended and Restated Credit Agreement or the Effectiveness Agreement shall extinguish the obligations for the payment of money outstanding under the Credit Agreement or the Amended and Restated Credit Agreement or discharge or release the Lien or priority of the Pledge Agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or the Amended and Restated Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Effectiveness Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Borrower or any Guarantor or any Subsidiary Pledgor or any Pledgor or any party to the Indemnity, Subrogation and Contribution Agreement under any Collateral Document from any of its obligations and liabilities as a "Borrower", "Guarantor", "Subsidiary Guarantor", "Pledgor" or "party to the Indemnity, Subrogation and Contribution Agreement" under the Credit Agreement or the Collateral Documents. Each of the Credit Agreement and the Collateral Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the Effectiveness Agreement or in connection herewith and therewith.


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


          IN WITNESS WHEREOF, each Reaffirming Party and Chase as Administrative Agent and Collateral Agent for the benefit of the Lenders and the Fronting Banks have caused this Agreement to be duly executed and delivered as of the date first above written.



                                        UCAR INTERNATIONAL INC.,

                                        by: /s/ William P. Wiemels
                                            ----------------------
                                        Name:  William P. Wiemels
                                        Title: Vice President, Chief Financial
                                               Officer & Treasurer


                                        UCAR GLOBAL ENTERPRISES INC.,

                                        by: /s/ William P. Wiemels
                                            ----------------------
                                        Name:  William P. Wiemels
                                        Title: Vice President, Chief Financial
                                               Officer & Treasurer


                                        UCAR CARBON COMPANY INC.,

                                        by: /s/ William P. Wiemels
                                            ----------------------
                                        Name:  William P. Wiemels
                                        Title: Vice President, Chief Financial
                                               Officer & Treasurer


                                        UCAR CARBON TECHNOLOGY
                                        CORPORATION,

                                        by: /s/ William P. Wiemels
                                            ----------------------
                                        Name:  William P. Wiemels
                                        Title: Vice President, Chief Financial
                                               Officer & Treasurer


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


                                        UCAR COMPOSITES INC.,

                                        by:  /s/ Karen G. Narwold
                                             --------------------
                                        Name:  Karen G. Narwold
                                        Title: Assistant Secretary


                                        UCAR HOLDINGS INC.,

                                        by: /s/ William P. Wiemels
                                            ----------------------
                                        Name:  William P. Wiemels
                                        Title: Vice President, Chief Financial
                                               Officer & Treasurer


                                        UNION CARBIDE GRAFITO INC.,

                                        by:  /s/ James H. Wimer
                                             ------------------
                                        Name:  James H. Wimer
                                        Title: V.P. - Finance & Treasurer


                                        UCAR HOLDINGS II INC.,

                                        by: /s/ William P. Wiemels
                                            ----------------------
                                        Name:  William P. Wiemels
                                        Title: Vice President, Chief Financial
                                               Officer & Treasurer


                                        UCAR HOLDINGS III INC.,

                                        by: /s/ William P. Wiemels
                                            ----------------------
                                        Name:  William P. Wiemels
                                        Title: Vice President, Chief Financial
                                               Officer & Treasurer


                                        UCAR INTERNATIONAL TRADING INC.,

                                        by: /s/ William P. Wiemels
                                            ----------------------
                                        Name:  William P. Wiemels
                                        Title: Vice President, Chief Financial
                                               Officer & Treasurer


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

                                        UCAR MEXICANA S.A. de C.V.,

                                        by: /s/ William P. Wiemels
                                            ----------------------
                                        Name:  William P. Wiemels
                                        Title: Vice President, Chief Financial
                                               Officer & Treasurer


                                        UCAR CARBON MEXICANA S.A. de C.V.,

                                        by: /s/ William P. Wiemels
                                            ----------------------
                                        Name:  William P. Wiemels
                                        Title: Vice President, Chief Financial


                                        THE CHASE MANHATTAN  BANK,
                                        individually and as Administrative Agent and Collateral Agent,

                                        by:  /s/ James H. Ramage
                                             -------------------
                                        Name:  James H. Ramage
                                        Title: Vice President


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